UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 3, 2023 (August 2, 2023)

Armada Acquisition Corp. I

(Exact name of Registrant as specified in its charter)

Delaware	001-40742	85-3810850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1760 Market Street, Suite 602

Philadelphia, PA 19103

(Address of principal executive offices)

(215) 543-6886

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	AACI U	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	AACI	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock for $11.50 per share	AACI W	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

As disclosed in the definitive proxy statement filed by Armada Acquisition Corp. I, a Delaware corporation (“Armada”) with the Securities and Exchange Commission (the “SEC”) on July 17, 2023, (the “Extension Proxy Statement”), relating to the special meeting of stockholders (the “Extension Meeting”), Armada Sponsor LLC, a Delaware limited liability company (the “Sponsor”), agreed that if the Extension Amendment Proposal (as defined below) was approved, it or one or more of its affiliates, members or third-party designees (the “Lender”) will contribute to Armada as a loan $70,900.47 to be deposited into the trust account established in connection with Armada’s initial public offering (the “Trust Account”). In addition, in the event Armada does not consummate an initial business combination by the Charter Extension Date (as defined below), the Lender will contribute to the Company as a loan up to $354,502.35 in five equal installments to be deposited into the Trust Account for each of the five one-month extensions following the Charter Extension Date.

On August 2, 2023, the stockholders of Armada approved the Extension Amendment Proposal (as defined below) at the Extension Meeting (as described in Item 5.07 of this Current Report on Form 8-K). Accordingly, on August 2, 2023, Armada issued an unsecured promissory note in the principal amount of $425,402.82 (the “Note”) to the Sponsor. The Note does not bear interest and matures upon closing of Armada’s initial business combination (a “Business Combination”). In the event that Armada does not consummate a Business Combination, the Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The proceeds of the Note will be deposited in the Trust Account in connection with the Charter Amendment (as defined below).

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, which is incorporated by reference herein and filed herewith as Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 2, 2023, Armada held the Extension Meeting to approve an amendment to Armada’s amended and restated certificate of incorporation (the “Charter Amendment”) to extend the date (the “Termination Date”) by which Armada has to consummate a business combination from August 17, 2023 (the “Original Termination Date”) to September 17, 2023 (the “Charter Extension Date”) and to allow Armada, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis up to five times by an additional one month each time after the Charter Extension Date, by resolution of Armada’s board of directors, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until February 17, 2024, or a total of up to six months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). The stockholders of Armada approved the Extension Amendment Proposal at the Extension Meeting and on August 2, 2023, Armada filed the Charter Amendment with the Delaware Secretary of State.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 2, 2023, Armada held the Extension Meeting to approve the Extension Amendment Proposal and the Adjournment Proposal, each as more fully described in the Extension Proxy Statement. As there were sufficient votes to approve the Extension Amendment Proposal, the Adjournment Proposal was not presented to stockholders.

As of the close of business on July 14, 2023, the record date for the Special Meeting, there were 9,218,352 shares of common stock, par value $0.0001 per share (“Common Stock”), outstanding. Each share of Common Stock was entitled to one vote on the Extension Proxy Statement. Holders of 8,149,016 shares of Common Stock of Armada held of record as of July 14, 2023, the record date for the Extension Meeting, were present in person or by proxy, representing approximately 88.4% of the voting power of Armada’s shares of Common Stock as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
8,139,093	9,923	0

The Adjournment Proposal

Armada had solicited proxies in favor of an Adjournment Proposal which would have given Armada authority to adjourn the Extension Meeting to solicit additional proxies. As sufficient shares were voted in favor of the Extension Amendment Proposal, this proposal was not voted upon at the Extension Meeting.

In connection with the vote to approve the Charter Amendment, the holders of 1,145,503 public shares of Common Stock of Armada properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $10.56 per share, for an aggregate redemption amount of approximately $12,095,215.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Amended and Restated Certificate of Incorporation.

10.1	Promissory Note, dated August 2, 2023, between Armada and the Sponsor.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2023

By:	/s/ Stephen P. Herbert
Name:	Stephen P. Herbert
Title:	Chief Executive Officer and Chairman